UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2005
                                                           ------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-51243                 85-0453611
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                     88201
--------------------------------------------------                  ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
               -------------

         On May 20, 2005, First Federal Banc of the Southwest, Inc. (the "Company") announced that the Company issued shares of common stock for its eight-to-one stock split in the form of a stock dividend to stockholders of the Company of record as of April 26, 2005. A copy of the press release and letter to the Company's stockholders are attached as Exhibits 99.1 and 99.2 to this current report on Form 8-K.

         On May 23, 2004, the Company announced its participation in the amount of $3.0 million in a pool of subordinated debt securities to be issued by the Company and other financial institutions to a trust in a method generally referred to as a trust preferred pooled transaction. A copy of the press release is attached as Exhibit 99.3 to this current report on Form 8-K.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.         Description
                    -----------         -----------

                       99.1 Press release of First Federal Banc of the Southwest, Inc. dated May 20, 2005.

                       99.2 Letter to First Federal Banc of the Southwest, Inc.'s stockholders dated May 20, 2005.

                       99.3 Press release of First Federal Banc of the Southwest, Inc. dated May 23, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 FIRST FEDERAL BANC OF THE
                                                 SOUTHWEST, INC.



DATE:  May 25, 2005                        By:   /s/ George A. Rosenbaum, Jr.
                                                 -------------------------------
                                                 George A. Rosenbaum, Jr.
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

  99.1 Press release of First Federal Banc of the Southwest, Inc. dated May 20, 2005.

  99.2 Letter to First Federal Banc of the Southwest, Inc.'s stockholders dated May 20, 2005.

  99.3 Press release of First Federal Banc of the Southwest, Inc. dated May 23, 2005.